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                          ADDENDUM TO LEASE AGREEMENT
                                      WITH
                        PACIFIC COAST TECHNOLOGIES, INC.
                                      1993


     THIS ADDENDUM to the Lease Agreement, which was executed on February 1, 1993, ("Lease") is entered into this date, between the Port of Chelan County, a Washington municipal corporation, ("Landlord"), and Pacific Coast Technologies, Inc., a Washington corporation, ("Tenant"), sometimes collectively referred to as the "Parties."

          The Parties agree as follows:

     1. Paragraph 4.2 of the Lease, entitled "Base Rent" provides that the Base Rent will be an amount, excluding leasehold tax, equal to the monthly payment necessary to amortize the cost of construction of the basic building, together with the value of land described in paragraph 1 of the Lease, over twenty (20) years at an interest rate of seven percent (7%) per annum. The cost of construction is defined in the Construction Agreement dated February 1, 1993, which is incorporated by reference into the Lease.

     2. The basic building does not include the cost of the following items: air distribution system; electrical services to equipment; additional requirements of heating, ventilation, and air conditioning ("HVAC") system beyond that originally contemplated; chemical storage; sign and flag pole; relights; a suspended ceiling in the production area and the built in Lobby reception counter and office fixtures (collectively referred to as the "Improvements"). The Tenant agrees that in addition to the Base Rent as defined in the Lease, Tenant shall pay an additional rental amount ("Additional Rent") based on the cost of the Improvements as set forth below. Landlord agrees to include the Improvements as part of the total construction package submitted for competitive bidding and require that each Improvement be bid as a separate line item, except for the additional HVAC requirements, which could not be separately set out. The cost of the additional HVAC will be determined by agreement between Landlord and Tenant, after consulting with the Contractor, and if a dispute arises the cost shall be determined as set forth in paragraph 9 of the Construction Agreement between the Parties dated February 1, 1993.

     3. The Additional Rent shall be determined by calculating the total cost of the Improvements, plus sales tax ("Cost of Improvements"). The Cost of Improvements shall then be amortized over twenty (20) years at seven percent (7%) interest per annum, payable monthly, with the resulting monthly amount being the Additional Rent. During the first five (5) years of the Lease,

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Tenant shall pay the same percent of Additional Rent as it pays of Base Rent, as set out in paragraph 4.1 of the Lease. The Additional Rent shall not be subject to the increase set forth in paragraph 4.2 of the Lease during the Initial Lease Term or any renewals thereof. Tenant agrees to pay leasehold tax on the Additional Rent payment.

     4. In the event Tenant does not renew the Lease for additional terms totalling ten (lO) years, for a total Lease Term of twenty (20) years, Tenant agrees to pay a Lease Cancellation Fee of an amount equal to the unamortized portion of the Cost of Improvements based on the calculations utilized to arrive at the Additional Rent; due and payable at the termination of the Lease.

     5. The other provisions of the Lease are incorporated herein, ratified and reaffirmed and remain in full force and effect.

     DATED this 22nd day of April 1993.

LANDLORD:                     TENANT:

Port of Chelan County         Pacific Coast Technologies, Inc.

By: /s/ RICHARD C. HARRIS     By:  /s/ DONALD WRIGHT
   ------------------------      -----------------------------
     RICHARD C. HARRIS             DONALD WRIGHT
     Manager                       President

STATE OF WASHINGTON )
                    ) ss.
County of Chelan    )

     I certify that I know or have satisfactory evidence that RICHARD C. HARRIS is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Manager of the PORT OF CHELAN COUNTY to be the free and voluntary act of such party for the uses' and purposes mentioned in the instrument.

     DATED this 22nd day of April, 1993.


                              /s/ CRICKET BRUNZ
                              ----------------------------------
                              NOTARY PUBLIC, State of Washington
                              My appointment expires 12/9/96

STATE OF WASHINGTON )
                    ) ss.
County of Chelan    )

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     I certify that I know or have satisfactory evidence that DONALD WRIGHT is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of PACIFIC COAST TECHNOLOGIES to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     DATED this 22nd day of April, 1993.


                              /s/ CRICKET BRUNZ
                              ----------------------------------
                              NOTARY PUBLIC, State of Washington
                              My appointment expires 12/9/96